Fees Summary	Apr. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,204.11
Total Fee Amount	12,204.11
Total Transaction Valuation	88,371,560.10
Total Offset Amount	0.00
Net Fee	$ 0.00